Accounts Payable, Accrued Liabilities and Asset Retirement Obligations - Components of the accounts payable (Detail) $ in Thousands, $ in Millions	Dec. 31, 2022 MXN ($)	Dec. 31, 2022 USD ($)	Dec. 31, 2021 MXN ($)
Accounts payable and accrued liabilities [abstract]
Suppliers	$ 69,238,025		$ 87,942,106
Sundry creditors	95,270,108		107,111,390
Interest payable	6,671,247		6,827,225
Guarantee deposits from customers	833,424		1,577,424
Dividends payable	2,459,965		3,029,536
Total	$ 174,472,769	$ 8,987	$ 206,487,681